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                                                                   Exhibit 10.22

                         CONTRACT FOR THE SALE OF LAND

     This is a contract of sale by and between Doak Slay and Denise Slay, hereinafter called "Seller", and Central Freight Lines, Inc., hereinafter called "Buyer". Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to buy from Seller the property hereinafter described upon the terms and conditions set out herein.

                                       1.

     DESCRIPTION OF PROPERTY:

     A private residence located at 155 Northwind Trail, Fayetteville, GA 30214, along with all buildings and improvements thereon. Also described as:

     All that tract or parcel of land lying and being in Land Lot 220 of the 5th Land District of Fayette County, Georgia, being Lot 9 of Northwind Subdivision, as per plat recorded in Plat Book 17, Page 29, Fayette County records, which plat is by reference incorporated herein and made a part hereof.

                                       2.

     CONSIDERATION: In consideration for the above described property, Buyer agrees to pay Seller the sum of three hundred and twenty five thousand dollars ($325,000). Seller has received $120,000 in a previous payment, Buyer will payoff the existing loan at $192,048.18, and pay an additional $12,950.82 at closing, to Seller.

                                       3.

     TITLE: Seller shall furnish to Buyer title to the above described property in a format recognized by local authority transferring title Buyer. Any existing Deed of Trust will be satisfied by Seller at its expense at time of closing.

                                       4.

     TAXES: Seller shall pay all ad valorem taxes on the property up to and including 2002, 2003 taxes shall be prorated as of the closing date of this transaction.

                                       5.

     EARNEST MONEY: The parties to this contract anticipate an immediate closing on the property.

                                       6.

     SURVEY: If a survey of the property is required to be provided, such survey will be at the cost and discretion of the Buyer. It is understood between Buyer and Seller, that the property is being sold in an "AS-IS" condition. Seller has made no warranties nor guarantees that the property is fit for any particular purpose.

                                       7.

     CLOSING COSTS: Buyer agrees to pay all closing costs unless otherwise indicated.

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     POSSESSION: Buyer shall receive possession of the property upon closing and funding of this transaction. Not withstanding the above, Buyer may have access to the Property for the purposes of determining the cost of clean-up as well as the cost of reclaiming the building for use, provided the Buyer agrees to fully indemnify the Seller against all losses, costs, damages, and expenses of any kind incurred by Buyer or Seller or any person acting under the direction of Buyer regardless of fault including the sole negligence of the seller.

                                       9.

     CLOSING: This transaction will close as soon as reasonably possible, but in no event later than 60 days from the date of this Agreement.

                                      10.

     TERMINATION: This agreement will terminate at 5 PM, Friday, September 19, 2003, if not signed by both parties and returned to the attention of Clay Embry, Central Freight Lines, Inc., 5601 West Waco Drive, Waco, Texas 76710.

     Executed this  day of September, 2003.

                                        SELLER:

                                   BY   /s/ Doak Slay
                                       __________________________________

                                       Doak Slay

                                   BY   /s/ Denise D. Slay
                                       __________________________________

                                       Denise D. Slay

                                       BUYER:
                                       CENTRAL FREIGHT LINES, INC.

                                   BY   /s/ Pat Curry
                                       __________________________________

                                       Pat Curry, Exec Vice President


THE STATE OF TEXAS     )
COUNTY OF MCLENNAN     )

     This instrument was acknowledged before me on Sept. 19, 2003, by Pat Curry, as authorized agent of Central Freight Lines, Inc.

[NOTARY PUBLIC SEAL]                    /s/ Nidia Lopez Garcia
THE STATE OF TEXAS     )               __________________________________
COUNTY OF MCLENNAN     )               Notary Public, State of Texas

     This instrument was acknowledged before me on September 18, 2003, by Doak Slay and Denise Slay.

[NOTARY PUBLIC SEAL]                    /s/ Nidia Lopez Garcia
                                       __________________________________
                                       Notary Public, State of Texas